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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 31, 2008


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

          NEVADA                   0-27267                       33-0773180
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(State or other jurisdiction     (Commission                   (IRS Employer
     of incorporation)           File Number)                Identification No.)


                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (949) 707-4800

                                 NOT APPLICABLE
      ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

TERMINATION OF LOAN AND SECURITY AGREEMENT WITH SILICON VALLEY BANK

      On July 31, 2008, I/OMagic Corporation (the "Company") paid off its obligations owed under its Loan and Security Agreement dated April 18, 2008 with Silicon Valley Bank and terminated the Loan and Security Agreement.

      A description of the Loan and Security Agreement is set forth in the Company's Current Report on Form 8-K for April 18, 2008 filed with the Securities and Exchange Commission on April 22, 2008 and is incorporated herein by this reference.



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2008              I/OMAGIC CORPORATION


                                   By: /S/ THOMAS L. GRUBER
                                       -----------------------------------------
                                       Thomas L. Gruber, Chief Financial Officer